SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

TOTAL RETURN CALCUALTION (STANDARDIZED)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; the "10-year rate" is for the period January 1, 1988 through December 31, 1997. "Since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

  Formula
     P(1 + T) (n) = ERV

     P     =   a hypothetical initial payment of $1,000
     T     =   average annual total return
     n     =   number of years
     ERV   =   ending redeemable value at the end of 1, 5, or 10 year periods
               (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, maintenance fees, administrative charges (if applicable) and deferred sales charges).

TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "3-year rate" is for the period January 1, 1995 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; and the "10-year rate" is for the period January 1, 1988 through December 31, 1997.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations), and the "since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

                 Fund Name                                               Maintenance   As of Date       As of AUV       One Year
                 ---------                                                   Fee       ----------       ---------      as of Date
                                                                             ---                                       ----------
Aetna Ascent VP                                                               0         12/31/97        15.422351       12/31/96
Aetna Balanced VP, Inc.                                                       0         12/31/97        24.699589       12/31/96
Aetna Bond VP                                                                 0         12/31/97        51.32967        12/31/96
Aetna Crossroads VP                                                           0         12/31/97        14.455937       12/31/96
Aetna Growth and Income VP                                                    0         12/31/97       217.358795       12/31/96
Aetna Index Plus Large Cap VP                                                 0         12/31/97        14.443996       12/31/96
Aetna Legacy VP                                                               0         12/31/97        13.491194       12/31/96
Aetna Money Market VP                                                         0         12/31/97        41.174241       12/31/96
Aetna Value Opportunity VP                                                    0         12/31/97        10              05/30/97
Calvert Social Balanced Portfolio                                             0         12/31/97        23.675239       12/31/96
Fidelity VIP Equity-Income Portfolio                                          0         12/31/97        16.586583       12/31/96
Fidelity VIP II Asset Manager Portfolio                                       0         12/31/97        14.714768       12/31/96
Fidelity VIP II Contrafund Portfolio                                          0         12/31/97        17.276438       12/31/96
Fidelity VIP II Index 500 Portfolio                                           0         12/31/97        18.661582       12/31/96
Janus Aspen Aggressive Growth Portfolio                                       0         12/31/97        18.174408       12/31/96
Janus Aspen Growth Portfolio                                                  0         12/31/97        16.815889       12/31/96
Janus Aspen Worldwide Growth Portfolio                                        0         12/31/97        18.690071       12/31/96
Lexington Emerging Markets Fund, Inc.                                         0         12/31/97         7.714731       12/31/96
Lexington Natural Resources Trust                                             0         12/31/97        14.403346       12/31/96
Portfolio Partners MFS Emerging Equities Portfolio                            0         12/31/97        15.046484       11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                            0         12/31/97        15.046484       12/31/96
Portfolio Partners MFS Research Growth Portfolio                              0         12/31/97        13.081901       11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth             0         12/31/97        13.081901       12/31/96
Portfolio Partners MFS Value Equity Portfolio                                 0         12/31/97        23.440467       11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                            0         12/31/97        23.440467       12/31/96
Portfolio Partners Scudder International Growth Portfolio                     0         12/31/97        17.709081       11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth      0         12/31/97        17.709081       12/31/96
Portfolio Partners T. Rowe Price Growth Equity Portfolio                      0         12/31/97        16.608063       11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                         0         12/31/97        16.608063       12/31/96




                                                                               One Year       One Year    Five Year      Five Year
                                                                              as of AUV        w/ DSC     as of Date     as of AUV
                                                                              ---------        ------     ----------     ---------
Aetna Ascent VP                                                                13.025091       18.41%     07/31/95
Aetna Balanced VP, Inc.                                                        20.419229       20.96%     12/31/92        13.394677
Aetna Bond VP                                                                  47.991699        6.96%     12/31/92        39.07696
Aetna Crossroads VP                                                            12.449984       16.11%     07/04/95
Aetna Growth and Income VP                                                    169.447517       28.28%     12/31/92       102.413645
Aetna Index Plus Large Cap VP                                                  10.92378        32.23%     10/31/96
Aetna Legacy VP                                                                11.930407       13.08%     07/31/95
Aetna Money Market VP                                                          39.527962        4.17%     12/31/92        34.634794
Aetna Value Opportunity VP                                                                                05/30/97
Calvert Social Balanced Portfolio                                              19.964634       18.59%     12/31/92        13.739101
Fidelity VIP Equity-Income Portfolio                                           13.110102       26.52%     05/31/94
Fidelity VIP II Asset Manager Portfolio                                        12.349485       19.15%     03/31/94
Fidelity VIP II Contrafund Portfolio                                           14.091691       22.60%     05/31/95
Fidelity VIP II Index 500 Portfolio                                            14.239971       31.05%     05/31/95
Janus Aspen Aggressive Growth Portfolio                                        16.33436        11.27%     06/30/94
Janus Aspen Growth Portfolio                                                   13.87196        21.22%     06/30/95
Janus Aspen Worldwide Growth Portfolio                                         15.49294        20.64%     05/31/95
Lexington Emerging Markets Fund, Inc.                                           8.832164      (12.65%)    10/31/94
Lexington Natural Resources Trust                                              13.611465        5.82%     12/31/92         9.194452
Portfolio Partners MFS Emerging Equities Portfolio                                                        11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                             13.948647        7.87%     09/30/93
Portfolio Partners MFS Research Growth Portfolio                                                          11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth              13.650371       (4.17%)    12/31/92        10.492364
Portfolio Partners MFS Value Equity Portfolio                                                             11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                             18.786112       24.78%     12/31/92        13.537122
Portfolio Partners Scudder International Growth Portfolio                                                 11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth       16.452845        7.64%     12/31/92         9.920987
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                                  11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                          13.112832       26.66%     10/31/94



                                                                           Five Year      Ten Year        Ten Year      Ten Year
                                                                            w/ DSC       as of Date      as of AUV       w/ DSC
                                                                            ------       ----------      ---------       ------
Aetna Ascent VP                                                                          07/31/95
Aetna Balanced VP, Inc.                                                    13.02%        04/03/89
Aetna Bond VP                                                               5.61%        12/31/87         24.07106        7.87%
Aetna Crossroads VP                                                                      07/04/95
Aetna Growth and Income VP                                                 16.24%        12/31/87         52.849953      15.19%
Aetna Index Plus Large Cap VP                                                            10/31/96
Aetna Legacy VP                                                                          07/31/95
Aetna Money Market VP                                                       3.52%        12/31/87         26.164035       4.64%
Aetna Value Opportunity VP                                                               05/30/97
Calvert Social Balanced Portfolio                                          11.50%        05/31/89
Fidelity VIP Equity-Income Portfolio                                                     05/31/94
Fidelity VIP II Asset Manager Portfolio                                                  03/31/94
Fidelity VIP II Contrafund Portfolio                                                     05/31/95
Fidelity VIP II Index 500 Portfolio                                                      05/31/95
Janus Aspen Aggressive Growth Portfolio                                                  06/30/94
Janus Aspen Growth Portfolio                                                             06/30/95
Janus Aspen Worldwide Growth Portfolio                                                   05/31/95
Lexington Emerging Markets Fund, Inc.                                                    10/31/94
Lexington Natural Resources Trust                                           9.39%        10/14/91
Portfolio Partners MFS Emerging Equities Portfolio                                       11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                                       09/30/93
Portfolio Partners MFS Research Growth Portfolio                                         11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth           4.51%        08/31/92
Portfolio Partners MFS Value Equity Portfolio                                            11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                         11.61%        05/31/89
Portfolio Partners Scudder International Growth Portfolio                                11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth   12.29%        07/31/89
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                 11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                                    10/31/94






                                                                                                                   Separate
                                                                           Inception    Inception     Inception     Account   Free
                                                                              Date         AUV         w/ DSC       Charge     Out
                                                                              ----         ---         ------       ------     ---
Aetna Ascent VP                                                            07/31/95      10.001436      19.60%      125         0
Aetna Balanced VP, Inc.                                                    04/03/89       9.819619      11.12%      125         0
Aetna Bond VP                                                                                                       125         0
Aetna Crossroads VP                                                        07/04/95       9.767843      17.03%      125         0
Aetna Growth and Income VP                                                                                          125         0
Aetna Index Plus Large Cap VP                                              10/31/96      10.442242      32.06%      125         0
Aetna Legacy VP                                                            07/31/95       9.987927      13.23%      125         0
Aetna Money Market VP                                                                                               125         0
Aetna Value Opportunity VP                                                 05/30/97       8.277708      20.81%      125         0
Calvert Social Balanced Portfolio                                          05/31/89      10.030486      10.52%      125         0
Fidelity VIP Equity-Income Portfolio                                       05/31/94       8.33616       21.15%      125         0
Fidelity VIP II Asset Manager Portfolio                                    03/31/94       9.667053      11.84%      125         0
Fidelity VIP II Contrafund Portfolio                                       05/31/95       9.954082      23.76%      125         0
Fidelity VIP II Index 500 Portfolio                                        05/31/95      10.116433      26.71%      125         0
Janus Aspen Aggressive Growth Portfolio                                    06/30/94       9.932873      18.82%      125         0
Janus Aspen Growth Portfolio                                               06/30/95      10.441661      20.96%      125         0
Janus Aspen Worldwide Growth Portfolio                                     05/31/95      10.028634      27.22%      125         0
Lexington Emerging Markets Fund, Inc.                                      10/31/94       9.850547      (7.43%)     125         0
Lexington Natural Resources Trust                                          10/14/91       8.833264       8.19%      125         0
Portfolio Partners MFS Emerging Equities Portfolio                         11/28/97      15.23553       (1.24%)     125         0
Alger American Small Cap/PPI-MFS Emerging Equities                         09/30/93       9.871585      10.42%      125         0
Portfolio Partners MFS Research Growth Portfolio                           11/28/97      13.339448      (1.93%)     125         0
American Century VP Capital Appreciation/PPI -MFS Research Growth          08/31/92       9.552864       6.07%      125         0
Portfolio Partners MFS Value Equity Portfolio                              11/28/97      23.106013       1.45%      125         0
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                         05/31/89      10.13716       10.26%      125         0
Portfolio Partners Scudder International Growth Portfolio                  11/28/97      17.490182       1.25%      125         0
Scudder International Portfolio Class A/PPI-Scudder International Growth   07/31/89       9.325456       7.92%      125         0
Portfolio Partners T. Rowe Price Growth Equity Portfolio                   11/28/97      16.276016       2.04%      125         0
Alger American Growth/PPI-T. Rowe Price Growth Equity                      10/31/94       8.846804      22.00%      125         0




                                                                              One Year   Three Year  Five Year Ten Year  Inceptio
                                                                                DSC        DSC         DSC       DSC        DSC
                                                                                ---        ---         ---       ---        ---
Aetna Ascent VP                                                                0.00%      0.00%       0.00%     0.00%      0.00%
Aetna Balanced VP, Inc.                                                        0.00%      0.00%       0.00%     0.00%      0.00%
Aetna Bond VP                                                                  0.00%      0.00%       0.00%     0.00%
Aetna Crossroads VP                                                            0.00%      0.00%       0.00%     0.00%      0.00%
Aetna Growth and Income VP                                                     0.00%      0.00%       0.00%     0.00%
Aetna Index Plus Large Cap VP                                                  0.00%      0.00%       0.00%     0.00%      0.00%
Aetna Legacy VP                                                                0.00%      0.00%       0.00%     0.00%      0.00%
Aetna Money Market VP                                                          0.00%      0.00%       0.00%     0.00%
Aetna Value Opportunity VP                                                     0.00%      0.00%       0.00%     0.00%      0.00%
Calvert Social Balanced Portfolio                                              0.00%      0.00%       0.00%     0.00%      0.00%
Fidelity VIP Equity-Income Portfolio                                           0.00%      0.00%       0.00%     0.00%      0.00%
Fidelity VIP II Asset Manager Portfolio                                        0.00%      0.00%       0.00%     0.00%      0.00%
Fidelity VIP II Contrafund Portfolio                                           0.00%      0.00%       0.00%     0.00%      0.00%
Fidelity VIP II Index 500 Portfolio                                            0.00%      0.00%       0.00%     0.00%      0.00%
Janus Aspen Aggressive Growth Portfolio                                        0.00%      0.00%       0.00%     0.00%      0.00%
Janus Aspen Growth Portfolio                                                   0.00%      0.00%       0.00%     0.00%      0.00%
Janus Aspen Worldwide Growth Portfolio                                         0.00%      0.00%       0.00%     0.00%      0.00%
Lexington Emerging Markets Fund, Inc.                                          0.00%      0.00%       0.00%     0.00%      0.00%
Lexington Natural Resources Trust                                              0.00%      0.00%       0.00%     0.00%      0.00%
Portfolio Partners MFS Emerging Equities Portfolio                             0.00%      0.00%       0.00%     0.00%      0.00%
Alger American Small Cap/PPI-MFS Emerging Equities                             0.00%      0.00%       0.00%     0.00%      0.00%
Portfolio Partners MFS Research Growth Portfolio                               0.00%      0.00%       0.00%     0.00%      0.00%
American Century VP Capital Appreciation/PPI -MFS Research Growth              0.00%      0.00%       0.00%     0.00%      0.00%
Portfolio Partners MFS Value Equity Portfolio                                  0.00%      0.00%       0.00%     0.00%      0.00%
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                             0.00%      0.00%       0.00%     0.00%      0.00%
Portfolio Partners Scudder International Growth Portfolio                      0.00%      0.00%       0.00%     0.00%      0.00%
Scudder International Portfolio Class A/PPI-Scudder International Growth       0.00%      0.00%       0.00%     0.00%      0.00%
Portfolio Partners T. Rowe Price Growth Equity Portfolio                       0.00%      0.00%       0.00%     0.00%      0.00%
Alger American Growth/PPI-T. Rowe Price Growth Equity                          0.00%      0.00%       0.00%     0.00%      0.00%

       Fund Name                                                          Maintenance    As of Date     As of AUV   One Year
       ---------                                                             Fee         ----------     ---------  as of Date
                                                                             ---                                   ----------
Aetna Ascent VP                                                               0           12/31/97      15.422351   12/31/96
Aetna Balanced VP, Inc.                                                       0           12/31/97      24.699589   12/31/96
Aetna Bond VP                                                                 0           12/31/97      51.32967    12/31/96
Aetna Crossroads VP                                                           0           12/31/97      14.455937   12/31/96
Aetna Growth and Income VP                                                    0           12/31/97     217.358795   12/31/96
Aetna Index Plus Large Cap VP                                                 0           12/31/97      14.443996   12/31/96
Aetna Legacy VP                                                               0           12/31/97      13.491194   12/31/96
Aetna Money Market VP                                                         0           12/31/97      41.174241   12/31/96
Aetna Value Opportunity VP                                                    0           12/31/97      10          12/31/96
Calvert Social Balanced Portfolio                                             0           12/31/97      23.675239   12/31/96
Fidelity VIP Equity-Income Portfolio                                          0           12/31/97      16.586583   12/31/96
Fidelity VIP High Income Portfolio                                            0           12/31/97      20.283619   12/31/96
Fidelity VIP II Asset Manager Portfolio                                       0           12/31/97      14.714768   12/31/96
Fidelity VIP II Contrafund Portfolio                                          0           12/31/97      17.276438   12/31/96
Fidelity VIP II Index 500 Portfolio                                           0           12/31/97      18.661582   12/31/96
Janus Aspen Aggressive Growth Portfolio                                       0           12/31/97      18.174408   12/31/96
Janus Aspen Growth Portfolio                                                  0           12/31/97      16.815889   12/31/96
Janus Aspen Worldwide Growth Portfolio                                        0           12/31/97      18.690071   12/31/96
Lexington Emerging Markets Fund, Inc.                                         0           12/31/97       7.714731   12/31/96
Lexington Natural Resources Trust                                             0           12/31/97      14.403346   12/31/96
MFS Total Return Series                                                       0           12/31/97      20.140556   12/31/96
Oppenheimer Global Securities Fund                                            0           12/31/97      19.862554   12/31/96
Oppenheimer Strategic Bond Fund                                               0           12/31/97      20.542493   12/31/96
Portfolio Partners MFS Emerging Equities Portfolio                            0           12/31/97      15.046484   11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                            0           12/31/97      15.046484   12/31/96
Portfolio Partners MFS Research Growth Portfolio                              0           12/31/97      13.081901   11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth             0           12/31/97      13.081901   12/31/96
Portfolio Partners MFS Value Equity Portfolio                                 0           12/31/97      23.440467   11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                            0           12/31/97      23.440467   12/31/96
Portfolio Partners Scudder International Growth Portfolio                     0           12/31/97      17.709081   11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth      0           12/31/97      17.709081   12/31/96
Portfolio Partners T. Rowe Price Growth Equity Portfolio                      0           12/31/97      16.608063   11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                         0           12/31/97      16.608063   12/31/96




                                                                                One Year    One Year     Three Year    Three Year
                                                                               as of AUV    w/out DSC    as of Date    as of AUV
                                                                               ---------    ---------    ----------    ---------
Aetna Ascent VP                                                                 13.025091    18.41%
Aetna Balanced VP, Inc.                                                         20.419229    20.96%      12/30/94       14.288446
Aetna Bond VP                                                                   47.991699     6.96%      12/30/94       40.173187
Aetna Crossroads VP                                                             12.449984    16.11%
Aetna Growth and Income VP                                                     169.447517    28.28%      12/30/94      105.558306
Aetna Index Plus Large Cap VP                                                   10.92378     32.23%
Aetna Legacy VP                                                                 11.930407    13.08%
Aetna Money Market VP                                                           39.527962     4.17%      12/30/94       36.269952
Aetna Value Opportunity VP                                                       7.26596     37.63%
Calvert Social Balanced Portfolio                                               19.964634    18.59%      12/30/94       14.00435
Fidelity VIP Equity-Income Portfolio                                            13.110102    26.52%      12/30/94        8.705724
Fidelity VIP High Income Portfolio                                              17.454995    16.21%      12/30/94       13.00197
Fidelity VIP II Asset Manager Portfolio                                         12.349485    19.15%      12/30/94        9.446394
Fidelity VIP II Contrafund Portfolio                                            14.091691    22.60%
Fidelity VIP II Index 500 Portfolio                                             14.239971    31.05%      12/30/94        8.663868
Janus Aspen Aggressive Growth Portfolio                                         16.33436     11.27%      12/30/94       12.169459
Janus Aspen Growth Portfolio                                                    13.87196     21.22%      12/30/94        9.223457
Janus Aspen Worldwide Growth Portfolio                                          15.49294     20.64%      12/30/94        9.664491
Lexington Emerging Markets Fund, Inc.                                            8.832164   (12.65%)     12/30/94        8.772436
Lexington Natural Resources Trust                                               13.611465     5.82%      12/30/94        9.410581
MFS Total Return Series                                                         16.812841    19.79%
Oppenheimer Global Securities Fund                                              16.428363    20.90%      12/30/94       13.986753
Oppenheimer Strategic Bond Fund                                                 19.135018     7.36%      12/30/94       15.180234
Portfolio Partners MFS Emerging Equities Portfolio                                                       11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                              13.948647     7.87%      12/30/94        9.511453
Portfolio Partners MFS Research Growth Portfolio                                                         11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth               13.650371    (4.17%)     12/30/94       11.157308
Portfolio Partners MFS Value Equity Portfolio                                                            11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                              18.786112    24.78%      12/30/94       13.396515
Portfolio Partners Scudder International Growth Portfolio                                                11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth        16.452845     7.64%      12/30/94       13.226715
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                                 11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                           13.112832    26.66%      12/31/94        8.696596




                                                                          Three Year  Five Year     Five Year   Five Year
                                                                          w/out DSC   as of Date    as of AUV   w/out DSC
                                                                          ---------   ----------    ---------   ---------
Aetna Ascent VP                                                                       07/05/95
Aetna Balanced VP, Inc.                                                   20.01%      12/31/92      13.394677     13.02%
Aetna Bond VP                                                              8.51%      12/31/92      39.07696       5.61%
Aetna Crossroads VP                                                                   07/05/95
Aetna Growth and Income VP                                                27.22%      12/31/92      02.413645     16.24%
Aetna Index Plus Large Cap VP                                                         09/16/96
Aetna Legacy VP                                                                       07/05/95
Aetna Money Market VP                                                      4.32%      12/31/92      34.634794      3.52%
Aetna Value Opportunity VP                                                            12/13/96
Calvert Social Balanced Portfolio                                         19.13%      12/31/92      13.739101     11.50%
Fidelity VIP Equity-Income Portfolio                                      23.97%      12/31/92       7.045899     18.68%
Fidelity VIP High Income Portfolio                                        15.98%      12/31/92      11.25643      12.50%
Fidelity VIP II Asset Manager Portfolio                                   15.92%      12/31/92       8.506632     11.58%
Fidelity VIP II Contrafund Portfolio                                                  01/03/95
Fidelity VIP II Index 500 Portfolio                                       29.15%      12/31/92       8.010874     18.43%
Janus Aspen Aggressive Growth Portfolio                                   14.30%      09/13/93
Janus Aspen Growth Portfolio                                              22.16%      09/13/93
Janus Aspen Worldwide Growth Portfolio                                    24.59%      09/13/93
Lexington Emerging Markets Fund, Inc.                                     (4.19%)     03/30/94
Lexington Natural Resources Trust                                         15.24%      12/31/92       9.194452      9.39%
MFS Total Return Series                                                               01/03/95
Oppenheimer Global Securities Fund                                        12.40%      12/31/92       8.9304       17.34%
Oppenheimer Strategic Bond Fund                                           10.61%      05/03/93
Portfolio Partners MFS Emerging Equities Portfolio                                    11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                        16.52%      12/31/92       9.002341     10.82%
Portfolio Partners MFS Research Growth Portfolio                                      11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth          5.45%      12/31/92      10.492364      4.51%
Portfolio Partners MFS Value Equity Portfolio                                         11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                        20.50%      12/31/92      13.537122     11.61%
Portfolio Partners Scudder International Growth Portfolio                             11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth  10.22%      12/31/92       9.920987     12.29%
Portfolio Partners T. Rowe Price Growth Equity Portfolio                              11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                     24.07%      12/31/92       7.175613     18.27%




                                                                            Ten Year    Ten Year     Ten Year     Inception
                                                                            as of Date  as of AUV    w/out DSC       Date
                                                                            ----------  ---------    ---------       ----
Aetna Ascent VP                                                             07/05/95                              07/05/95
Aetna Balanced VP, Inc.                                                     04/03/89                              04/03/89
Aetna Bond VP                                                               12/31/87    24.07106       7.87%
Aetna Crossroads VP                                                         07/05/95                              07/05/95
Aetna Growth and Income VP                                                  12/31/87    52.849953     15.19%
Aetna Index Plus Large Cap VP                                               09/16/96                              09/16/96
Aetna Legacy VP                                                             07/05/95                              07/05/95
Aetna Money Market VP                                                       12/31/87    26.164035      4.64%
Aetna Value Opportunity VP                                                  12/13/96                              12/13/96
Calvert Social Balanced Portfolio                                           12/31/87     8.317833     11.03%
Fidelity VIP Equity-Income Portfolio                                        12/31/87     4.000147     15.28%
Fidelity VIP High Income Portfolio                                          12/31/87     6.886267     11.41%
Fidelity VIP II Asset Manager Portfolio                                     09/06/89                              09/06/89
Fidelity VIP II Contrafund Portfolio                                        01/03/95                              01/03/95
Fidelity VIP II Index 500 Portfolio                                         08/27/92                              08/27/92
Janus Aspen Aggressive Growth Portfolio                                     09/13/93                              09/13/93
Janus Aspen Growth Portfolio                                                09/13/93                              09/13/93
Janus Aspen Worldwide Growth Portfolio                                      09/13/93                              09/13/93
Lexington Emerging Markets Fund, Inc.                                       03/30/94                              03/30/94
Lexington Natural Resources Trust                                           10/14/91                              10/14/91
MFS Total Return Series                                                     01/03/95                              01/03/95
Oppenheimer Global Securities Fund                                          11/12/90                              11/12/90
Oppenheimer Strategic Bond Fund                                             05/03/93                              05/03/93
Portfolio Partners MFS Emerging Equities Portfolio                          11/28/97                              11/28/97
Alger American Small Cap/PPI-MFS Emerging Equities                          09/21/88                              09/21/88
Portfolio Partners MFS Research Growth Portfolio                            11/28/97                              11/28/97
American Century VP Capital Appreciation/PPI -MFS Research Growth           12/31/87     6.421298      7.38%
Portfolio Partners MFS Value Equity Portfolio                               11/28/97                              11/28/97
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                          12/31/87     6.767791     13.23%
Portfolio Partners Scudder International Growth Portfolio                   11/28/97                              11/28/97
Scudder International Portfolio Class A/PPI-Scudder International Growth    12/31/87     6.580901     10.41%
Portfolio Partners T. Rowe Price Growth Equity Portfolio                    11/28/97                              11/28/97
Alger American Growth/PPI-T. Rowe Price Growth Equity                       01/09/89                              01/09/89




                                                                                                  Separate
                                                                           Inception    Inception  Account   Free
                                                                              AUV       w/out DSC  Charge     Out
                                                                              ---       ---------  ------     ---
Aetna Ascent VP                                                             9.721985      20.33%    125       0
Aetna Balanced VP, Inc.                                                     9.819619      11.12%    125       0
Aetna Bond VP                                                                                       125       0
Aetna Crossroads VP                                                         9.767843      17.03%    125       0
Aetna Growth and Income VP                                                                          125       0
Aetna Index Plus Large Cap VP                                              10             32.91%    125       0
Aetna Legacy VP                                                             9.831316      13.53%    125       0
Aetna Money Market VP                                                                               125       0
Aetna Value Opportunity VP                                                  7.11767       38.16%    125       0
Calvert Social Balanced Portfolio                                                                   125       0
Fidelity VIP Equity-Income Portfolio                                                                125       0
Fidelity VIP High Income Portfolio                                                                  125       0
Fidelity VIP II Asset Manager Portfolio                                     6.018963      11.35%    125       0
Fidelity VIP II Contrafund Portfolio                                        8.527906      26.61%    125       0
Fidelity VIP II Index 500 Portfolio                                         7.568026      18.40%    125       0
Janus Aspen Aggressive Growth Portfolio                                     9.005012      17.75%    125       0
Janus Aspen Growth Portfolio                                                8.813298      16.22%    125       0
Janus Aspen Worldwide Growth Portfolio                                      8.121389      21.40%    125       0
Lexington Emerging Markets Fund, Inc.                                       8.789093      (3.41%)   125       0
Lexington Natural Resources Trust                                           8.833264       8.19%    125       0
MFS Total Return Series                                                    11.835198      19.45%    125       0
Oppenheimer Global Securities Fund                                          9.51272       10.87%    125       0
Oppenheimer Strategic Bond Fund                                            15.449865       6.30%    125       0
Portfolio Partners MFS Emerging Equities Portfolio                         15.236574      (1.25%)   125       0
Alger American Small Cap/PPI-MFS Emerging Equities                          3.367245      17.51%    125       0
Portfolio Partners MFS Research Growth Portfolio                           13.340362      (1.94%)   125       0
American Century VP Capital Appreciation/PPI -MFS Research Growth                                   125       0
Portfolio Partners MFS Value Equity Portfolio                              23.138984       1.30%    125       0
Neuberger & Berman AMT Growth/PPI-MFS Value Equity                                                  125       0
Portfolio Partners Scudder International Growth Portfolio                  17.453654       1.46%    125       0
Scudder International Portfolio Class A/PPI-Scudder International Growth                            125       0
Portfolio Partners T. Rowe Price Growth Equity Portfolio                   16.296197       1.91%    125       0
Alger American Growth/PPI-T. Rowe Price Growth Equity                       3.696424      18.22%    125       0